                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Interests Of Named Experts And Counsel" and to the use of our reports dated August 28, 2000, in the Registration Statement Amendment No. 3 to Form SB-2 (No. 333-33854) and related Prospectus of BentleyCapitalCorp.com Inc. for the registration of shares of its common stock.

                                          /s/ Elliott Tulk Pryce Anderson

                                          CHARTERED ACCOUNTANTS

   Vancouver, Canada
   August 28, 2000